AMENDMENT

AMENDMENT made as of December 1, 2024 to that certain Amended and Restated Transfer Agency and Service Agreement made as of May 29, 2007 (the “TA Agreement”), between each of the investment companies listed in Exhibit A hereto including any series thereof (the “Fund”) and Prudential Mutual Fund Services LLC (“PMFS”). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the TA Agreement.

WHEREAS, the parties wish to amend the TA Agreement to add certain Funds, as parties to the TA Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.Exhibit A of the TA Agreement shall be amended as set forth in this Amendment, attached hereto and made a part hereof.

2.Each party represents to the other that this Amendment has been duly executed.

3.This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4.This Amendment shall become effective for each Fund as of the date of first service as listed in Exhibit A hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the TA Agreement shall be a reference to the TA Agreement as amended hereby. Except as amended hereby, the TA Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Fund and PMFS have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON EXHIBIT A HERETO

By:	/s/ Scott E. Benjamin
Scott E. Benjamin
Title:	Executive Vice President

PRUDENTIAL MUTUAL FUND SERVICES LLC

By:	/s/ Hansjerg P. Schlenker
Hansjerg P. Schlenker
Title:	Senior Vice President

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EXHIBIT A
FUNDS AND PORTFOLIOS
RETAIL FUNDS

RIC/Fund Name	Former Name

Prudential Global Total Return Fund, Inc.
Prudential Global Total Return Fund,
PGIM Global Total Return Fund	Prudential Global Total Return Fund, Inc.
Prudential Global Total Return (USD
PGIM Global Total Return (USD Hedged) Fund	Hedged) Fund
Prudential Government Money Market Fund, Inc.	Prudential MoneyMart Assets, Inc.
Prudential Government Money Market Fund,
PGIM Government Money Market Fund	Inc.
PGIM Core Government Money Market Fund
Prudential Investment Portfolios, Inc.
Prudential Balanced Fund and Prudential
PGIM Balanced Fund	Asset Allocation Fund
PGIM Jennison Equity Opportunity Fund,
PGIM Jennison Focused Value Fund	Prudential Jennison Equity Opportunity Fund
PGIM Jennison Growth Fund	Prudential Jennison Growth Fund
Prudential Investment Portfolios 2
PGIM Quant Solutions Commodity Strategies Fund	PGIM QMA Commodity Strategies Fund,
Prudential Commodity Strategies Fund
PGIM Core Conservative Bond Fund	Prudential Core Conservative Bond Fund

Prudential Core Ultra Short Bond Fund and
PGIM Core Ultra Short Bond Fund	Prudential Core Taxable Money Market Fund
PGIM Institutional Money Market Fund	Prudential Institutional Money Market Fund
PGIM Jennison Small-Cap Core Equity Fund	Prudential Jennison Small-Cap Core Equity
Fund
PGIM Quant Solutions Emerging Markets Equity Fund	PGIM QMA Emerging Markets Equity Fund
Prudential QMA Emerging Markets Equity
Fund
PGIM Quant Solutions International Developed Markets	PGIM QMA International Developed Markets
Index Fund	Index Fund, Prudential QMA International
Developed Markets Index Fund
PGIM Quant Solutions Mid-Cap Index Fund	PGIM Quant Solutions Mid-Cap Core Equity
Fund, PGIM QMA Mid-Cap Core Equity
Fund, Prudential QMA Mid-Cap Core Equity
Fund
PGIM TIPS Fund	Prudential TIPS Fund, Prudential TIPS
Enhanced Index Fund
Prudential Investment Portfolios 3
PGIM Focused Growth Fund	Prudential Jennison Select Growth Fund
PGIM QMA Large-Cap Value Fund,
Prudential QMA Strategic Value Fund and
PGIM Quant Solutions Large-Cap Value Fund	Prudential Strategic Value Fund
PGIM Real Assets Fund	Prudential Real Assets Fund
Prudential Unconstrained Bond Fund, PGIM
PGIM Strategic Bond Fund	Unconstrained Bond Fund
2
RIC/Fund Name	Former Name

Prudential Investment Portfolios 4
PGIM Muni High Income Fund	Prudential Muni High Income Fund
Prudential Investment Portfolios 5
PGIM 60/40 Allocation Fund	Prudential 60/40 Allocation Fund

PGIM Target Date Income Fund	Prudential Day One Income Fund

PGIM Target Date 2015 Fund	Prudential Day One 2015 Fund

PGIM Target Date 2020 Fund	Prudential Day One 2020 Fund

PGIM Target Date 2025 Fund	Prudential Day One 2025 Fund

PGIM Target Date 2030 Fund	Prudential Day One 2030 Fund

PGIM Target Date 2035 Fund	Prudential Day One 2035 Fund

PGIM Target Date 2040 Fund	Prudential Day One 2040 Fund

PGIM Target Date 2045 Fund	Prudential Day One 2045 Fund

PGIM Target Date 2050 Fund	Prudential Day One 2050 Fund

PGIM Target Date 2055 Fund	Prudential Day One 2055 Fund

PGIM Target Date 2060 Fund	Prudential Day One 2060 Fund

PGIM Target Date 2065 Fund	Prudential Day One 2065 Fund

PGIM Target Date 2070 Fund

Prudential Jennison Diversified Growth Fund
PGIM Jennison Diversified Growth Fund	and Prudential Jennison Conservative
Growth Fund
PGIM Jennison Rising Dividend Fund	Prudential Jennison Rising Dividend Fund

Prudential Investment Portfolios 6
PGIM California Muni Income Fund	Prudential California Muni Income Fund
Prudential Investment Portfolios 7
PGIM Jennison Value Fund	Prudential Jennison Value Fund
Prudential Investment Portfolios 8
PGIM Quant Solutions Stock Index Fund,
PGIM QMA Stock Index Fund, Prudential
QMA Stock Index Fund and Prudential Stock
PGIM Quant Solutions Stock Index Fund	Index Fund
PGIM Securitized Credit Fund
Prudential Investment Portfolios 9
PGIM Absolute Return Bond Fund	Prudential Absolute Return Bond Fund

PGIM International Bond Fund	Prudential International Bond Fund

PGIM QMA Large-Cap Core Equity Fund,
Prudential QMA Large-Cap Core Equity
Fund and Prudential Large-Cap Core Equity
PGIM Quant Solutions Large-Cap Core Equity Fund	Fund
PGIM Real Estate Income Fund	Prudential Real Estate Income Fund

PGIM Select Real Estate Fund	Prudential Select Real Estate Fund

Prudential Investment Portfolios, Inc. 10
PGIM Jennison Equity Income Fund,
PGIM Jennison Global Equity Income Fund	Prudential Jennison Equity Income Fund

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RIC/Fund Name	Former Name

PGIM QMA Mid-Cap Value Fund, Prudential
QMA Mid-Cap Value Fund and Prudential
PGIM Quant Solutions Mid-Cap Value Fund	Mid-Cap Value Fund
Prudential Investment Portfolios 12
PGIM Global Real Estate Fund	Prudential Global Real Estate Fund
PGIM Short Duration Muni High Income
Fund, Prudential Short Duration Muni High
PGIM Short Duration Muni Fund	Income Fund
PGIM US Real Estate Fund	Prudential US Real Estate Fund
PGIM Jennison Technology Fund
PGIM Jennison NextGeneration Global Opportunities Fund
PGIM Jennison International Small-Mid Cap Opportunities
Fund
PGIM Conservative Retirement Spending Fund
PGIM Moderate Retirement Spending Fund
PGIM Enhanced Retirement Spending Fund
Prudential Investment Portfolios, Inc. 14
PGIM Government Income Fund	Prudential Government Income Fund
PGIM Floating Rate Income Fund	Prudential Floating Rate Income Fund
Prudential Investment Portfolios, Inc. 15
PGIM High Yield Fund	Prudential High Yield Fund

Prudential Short Duration High Yield Income
PGIM Short Duration High Yield Income Fund	Fund
PGIM ESG High Yield Fund
Prudential Investment Portfolios 16
Prudential Income Builder Fund and Target
PGIM Income Builder Fund	Conservative Allocation Fund
Prudential Investment Portfolios, Inc. 17
Prudential Short Duration Multi-Sector Bond
PGIM Short Duration Multi-Sector Bond Fund	Fund
PGIM Total Return Bond Fund	Prudential Total Return Bond Fund

PGIM ESG Total Return Bond Fund
PGIM ESG Short Duration Multi-Sector Bond Fund
Prudential Investment Portfolios 18
PGIM Jennison MLP Fund
PGIM Jennison Energy Infrastructure Fund	Prudential Jennison MLP Fund
Prudential Jennison Blend Fund, Inc
PGIM Jennison Blend Fund	Prudential Jennison Blend Fund, Inc
Prudential Jennison Mid-Cap Growth Fund, Inc.
Prudential Jennison Mid-Cap Growth Fund,
PGIM Jennison Mid-Cap Growth Fund	Inc.
4
RIC/Fund Name	Former Name

Prudential Jennison Natural Resources Fund, Inc.
Prudential Jennison Natural Resources Fund,
PGIM Jennison Natural Resources Fund	Inc.
Prudential Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	Prudential Jennison Small Company Fund,
Inc.
Prudential National Muni Fund, Inc.
PGIM National Muni Fund	Prudential National Muni Fund, Inc.

Prudential Sector Funds
Prudential Jennison Financial Services Fund
PGIM Jennison Financial Services Fund	and Prudential Financial Services Fund
Prudential Health Sciences Fund d/b/a
PGIM Jennison Health Sciences Fund	Prudential Jennison Health Sciences Fund
Prudential Utility Fund d/b/a Prudential
PGIM Jennison Utility Fund	Jennison Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.
PGIM Short-Term Corporate Bond Fund	Prudential Short-Term Corporate Bond Fund,
Inc.
Prudential World Fund, Inc.
PGIM Emerging Markets Debt Hard Currency Fund	Prudential Emerging Markets Debt Hard
Currency Fund
Prudential Emerging Markets Debt Local
PGIM Emerging Markets Debt Local Currency Fund	Currency Fund
PGIM QMA International Equity Fund,
Prudential QMA International Equity Fund
PGIM Quant Solutions International Equity Fund	and Prudential International Equity Fund
PGIM Jennison Emerging Markets Equity Opportunities	Prudential Jennison Emerging Markets
Fund	Equity Fund
Prudential Jennison Global Infrastructure
PGIM Jennison Global Infrastructure Fund	Fund
Prudential Jennison Global Opportunities
PGIM Jennison Global Opportunities Fund	Fund
Prudential Jennison International
PGIM Jennison International Opportunities Fund	Opportunities Fund
The Target Portfolio Trust
Prudential Core Bond Fund and
PGIM Core Bond Fund	Intermediate-Term Bond Portfolio
Prudential Corporate Bond Fund and
PGIM Corporate Bond Fund	Mortgage Backed Securities Portfolio
PGIM QMA Small-Cap Value Fund,
Prudential QMA Small-Cap Value Fund,
Prudential Small-Cap Value Fund and Small
PGIM Quant Solutions Small-Cap Value Fund	Capitalization Value Portfolio

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ALTERNATIVE FUNDS

RIC/Fund Name	Former Name

PGIM Private Real Estate Fund, Inc.
PGIM Credit Income Fund
INSURANCE FUNDS
RIC/Fund Name	Former Name

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST Balanced Asset Allocation Portfolio
AST Bond Portfolio 2024
AST Bond Portfolio 2025
AST Bond Portfolio 2026
AST Bond Portfolio 2027
AST Bond Portfolio 2028
AST Bond Portfolio 2029
AST Bond Portfolio 2030
AST Bond Portfolio 2031
AST Bond Portfolio 2032
AST Bond Portfolio 2033
AST Bond Portfolio 2034
AST Bond Portfolio 2035
AST Bond Portfolio 2036
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST Core Fixed Income Portfolio	AST Western Asset Core Plus Bond Portfolio

AST Emerging Markets Equity Portfolio	AST Parametric Emerging Markets Equity Portfolio

AST Global Bond Portfolio	AST Wellington Management Global Bond Portfolio

AST Government Money Market Portfolio	AST Money Market Portfolio

AST High Yield Portfolio
AST International Equity Portfolio	AST International Growth Portfolio

AST Investment Grade Bond Portfolio
AST J.P. Morgan Aggressive Multi-Asset Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST J.P. Morgan Fixed Income Central Portfolio
AST J.P. Morgan Moderate Multi-Asset Portfolio	AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan Conservative Multi- Asset Portfolio	AST J.P. Morgan Tactical Preservation Portfolio

AST Large-Cap Core Portfolio	AST QMA Large-Cap Portfolio

AST Large-Cap Growth Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio,
AST Large-Cap Value Portfolio	AST Large-Cap Value Portfolio
AST MFS Global Equity Portfolio
AST Mid-Cap Growth Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

6
RIC/Fund Name	Former Name

AST Neuberger Berman/LSV Mid-Cap Value
AST Mid-Cap Value Portfolio	Portfolio
AST Multi-Sector Fixed-Income Portfolio
AST PGIM Fixed Income Central Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio
AST Quantitative Modeling Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST Target Maturity Central Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Fixed Income Central Portfolio
AST T. Rowe Price Natural Resources Portfolio
The Prudential Series Fund
PSF PGIM 50/50 Balanced Portfolio	Conservative Balanced Portfolio

PSF PGIM Total Return Bond Portfolio	Diversified Bond Portfolio

PSF PGIM Jennison Blend Portfolio	Equity Portfolio

PSF PGIM Flexible Managed Portfolio	Flexible Managed Portfolio

PSF Global Portfolio	Global Portfolio

PSF PGIM Government Income Portfolio	Government Income Portfolio

PSF PGIM Government Money Market Portfolio	Government Money Market Portfolio

PSF PGIM High Yield Bond Portfolio	High Yield Bond Portfolio

PSF PGIM Jennison Growth Portfolio	Jennison Portfolio

PSF Natural Resources Portfolio	Natural Resources Portfolio

PSF Small-Cap Stock Index Portfolio	Small Capitalization Stock Portfolio

PSF Stock Index Portfolio	Stock Index Portfolio

PSF PGIM Jennison Value Portfolio	Value Portfolio

PSF Mid-Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio

End of Exhibit A

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